UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2008

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02(e)	Entry into a Material Contract with Chief Executive Officer.

In connection with A. William Higgins’ February 20, 2008 elevation to the position of Chief Executive Officer, we have entered into a Severance Agreement (the “Agreement”) with Mr. Higgins which provides severance benefits to Mr. Higgins if his employment is terminated by the company without cause or by the executive for good reason. Further discussion of the terms of this agreement were described in Form 8- K filed with the Securities and Exchange Commission on February 26, 2008 and in our Definitive Proxy Statement DEF 14A K filed with the Securities and Exchange Commission on March 26, 2008. A copy of this Severance Agreement is attached as Exhibit 10.31 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.31	Severance Agreement dated March 24, 2008 by and between CIRCOR International, Inc. and A. William Higgins

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 27, 2008	CIRCOR INTERNATIONAL, INC.

/s/ Alan J. Glass
By: Alan J. Glass Vice President, General Counsel and Secretary